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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 20, 1999


           General Electric Capital Business Asset Funding III Inc. (originator of the General Electric Capital Equipment Loan Trust 1997-A)
       on behalf of General Electric Capital Equipment Loan Trust 1997-A
            (Exact name of registrant as specified in its charter)

     Delaware                           333-23405                91-1788640
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)

                        10900 NE 4th Street, Suite 550
                          Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

      Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
        (Former name or former address, if changed since last report.)


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INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS  1 - 4  Not Applicable

ITEM 5 Attached, for the distribution date of January 20, 1999, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Certificate, filed as Exhibit 99.2.

ITEM      6   Not Applicable

ITEM      7   Exhibits

              List of Exhibits:

              Exhibit 99.1 Statement to Noteholders for the Distribution Date of January 20, 1999.

              Exhibit 99.2 Servicer Certificate for the Distribution Date of January 20, 1999.

ITEMS  8 - 9  Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 1, 1999                     General Electric Capital Business Asset
                                      Funding III Inc.


                                     By: /s/ Linda Foley
                                         ---------------
                                         Linda Foley
                                         Vice President and Chief Accounting
                                          Officer

                                       1
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Exhibit Index

     Exhibits

     Exhibit 99.1 Statement to Noteholders for the Distribution Date of January 20, 1999.

     Exhibit 99.2 Servicer Certificate for the Distribution Date of January 20, 1999.


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